SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported) 7/12/05
                                                           ----------

                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                              000-27365 88-0440528
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          (Commission File Number) (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On July 12, 2005, Manakoa Services Corporation received two Provisional Patents from the United States Patent and Trademark Office. Subject to assignments by inventors Mark Walla and Robert Williams the first patent is entitled "Asset Compliance Level Monitoring System." Subject to assignments by inventors Jeremiah Beckett, Mark Walla and Robert Williams the second patent is entitled "Regulatory Compliance Auditing System."

On July 12, 2005, Manakoa Services Corporation and Battelle Corporation have bi-laterally terminated the agreement disclosed in the 8K filing of September 7, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 7/12/05                                   By: /s/ G. Robert Williams
                                             -----------------------------------
                                                 Name: G. Robert Williams
                                                 Title: Chief Executive Officer